Exhibit 10.1

SELLING INVESTOR SUPPORT AGREEMENT

SELLING INVESTOR SUPPORT AGREEMENT (hereinafter referred to as this “Agreement”), dated as of [●], among Illumina, Inc., a Delaware corporation (“Parent”) and each of the undersigned stockholders (the “Selling Investors”) of GRAIL, Inc., a Delaware corporation (the “Company”), set forth on Schedule 1(b) hereto.

WHEREAS, the Company, Parent, SDG Ops, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“First Merger Sub”), and SDG Ops, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Second Merger Sub”), have entered into an Agreement and Plan of Merger dated as of September 20, 2020 (as it may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of First Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) (the “First Merger”), and immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Second Merger Sub, with Second Merger Sub being the surviving company of the Second Merger (the “Second Merger” and, together with the First Merger, the “Mergers”), and pursuant to which all shares of Company Stock issued and outstanding immediately prior to the Effective Time (other than as provided in Section 2.04(c) of the Merger Agreement and Appraisal Shares) will be converted into the right to receive the Merger Consideration;

WHEREAS, each Selling Investor Beneficially Owns and is entitled to vote (or direct the voting of) the number of shares of Company Stock set forth opposite such Selling Investor’s name on Schedule 1(b) attached hereto; and

WHEREAS, Parent desires that the Selling Investors agree, and the Selling Investors are willing to agree, on the terms and subject to the conditions set forth herein, (i) to not Transfer (as defined below) the Covered Shares (as defined below), and (ii) to vote or consent with respect to all of the Covered Shares in a manner so as to facilitate the consummation of the Mergers and the other Transactions.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.         Certain Definitions.  Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.  For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a)          “Beneficially Own” means, with respect to any securities, (i) having “beneficial ownership” of such securities for purposes of Rule 13d-3 or 13d-5 under the Exchange Act (or any successor statute or regulation) or (ii) having the right to become the Beneficial Owner of such securities (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise.

(b)          “Covered Shares” means, with respect to any Selling Investor, (i) all shares of Company Stock set forth opposite such Selling Investor’s name on Schedule 1(b) attached hereto, and (ii) all shares of Company Stock that such Selling Investor comes to Beneficially Own during the period from the date of this Agreement through the Expiration Date, together with any voting securities or instruments of the Company, or other securities or interests exercisable for or convertible into shares of Company Stock or voting securities or instruments of the Company, that such Selling Investor comes to Beneficially Own during the period from the date of this Agreement through the Expiration Date (including by way of bonus issue, share dividend or distribution, subdivision, reclassification, recapitalization, consolidation, exchange, readjustment or other similar transaction or other change in the capital structure of the Company).

(c)          “Expiration Date” means the earlier to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

(d)          “Transfer” means, with respect to any Selling Investor, that such Selling Investor sells, pledges, Encumbers, exchanges, assigns, grants an option with respect to, transfers, tenders or otherwise disposes of its Beneficial Ownership of Covered Shares.

2.          Agreement Not to Transfer or Encumber.  Each Selling Investor hereby agrees that, from the date hereof until the Expiration Date, it shall not Transfer any Covered Shares, cause the conversion of any Covered Shares or deposit any Covered Shares into a voting trust or enter into any tender, voting or other agreement or arrangement with any Person with respect to any Covered Shares or grant a proxy or power of attorney with respect thereto (other than pursuant to this Agreement or the Drag-Along Consent) or give instructions with respect to the voting of the Covered Shares in any manner that is inconsistent with this Agreement or otherwise take any other action with respect to the Covered Shares that would in any way restrict, limit or interfere with the performance by the Selling Investors of their obligations hereunder or the transactions contemplated hereby, including the execution and delivery of the Written Consent approving the adoption of the Merger Agreement and approving the Transactions; provided, however, that the Stockholder may Transfer all or any portion of the Shares to one or more of its controlled Affiliates or a family member that, prior to such Transfer, executes and delivers to the Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of the Selling Investor’s obligations hereunder and to be bound by the terms of this Agreement to the same extent as the Selling Investor is bound hereunder and to make each of the representations and warranties hereunder in respect of the Covered Shares transferred as the Selling Investor shall have made hereunder.  Notwithstanding the foregoing, following the receipt of the Company Stockholder Approvals, a Selling Investor may cause the conversion of any shares of Company Class B Common Stock into shares of Company Class A Common Stock in accordance with the Company’s certificate of incorporation.

3.          Agreement to Consent and Approve.

(a)          Each Selling Investor agrees to execute and deliver the Drag-Along Consent in such Selling Investor’s capacity as a holder of Company Preferred Shares, and (ii) to refrain from (x) withdrawing, revoking, rescinding, modifying or amending in any manner the Drag-Along Consent or (y) modifying or amending in any manner, or waiving compliance of, the Voting Agreement.

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(b)          Each Selling Investor hereby irrevocably and unconditionally agrees, promptly after the Registration Statement (which shall include the Consent Solicitation Statement) is declared effective by the SEC (and in any event within five Business Days after notification thereof to such Selling Investor), to execute and deliver, or cause to be executed and delivered, a written consent substantially in the form attached hereto as Exhibit A (the “Written Consent”) approving the adoption of the Merger Agreement and approving the Transactions, including the Mergers, with respect to all of such Selling Investor’s Covered Shares.  The Selling Investor’s execution and delivery of the Written Consent shall be carried out in accordance with the DGCL and the organizational documents of the Company, so as to ensure that it is duly counted for purposes of recording the results of such consent.

(c)          Each Selling Investor hereby irrevocably and unconditionally agrees that, from the date hereof until the Expiration Date, it shall vote or cause to be voted (including by written consent) all of such Selling Investor’s Covered Shares (i) in favor of (A) the adoption of the Merger Agreement and the approval of the Transactions and (B) any amendment to the Company’s certificate of incorporation or Investor Agreements to the extent contemplated in Section 9.04 of the Merger Agreement and otherwise as is reasonably necessary to permit to, or assist the Company in, complying with its obligations under Section 9.04 of the Merger Agreement and (ii) against (A) any Competing Proposal; (B) any amendment of the organizational documents of the Company which would prevent or materially delay the consummation of the Transactions, including the Mergers; or (C) any other action, agreement or transaction involving the Company that would reasonably be expected to prevent or materially delay the consummation of the Transactions, including the Mergers.

(d)          Each Selling Investor agrees that, from the date hereof until the Expiration Date, in the event that a meeting of the stockholders of the Company is held regarding the Merger Agreement, the Transactions or any of the matters referred to in Section 3(c), it shall, or shall cause the holder of record of any of the Covered Shares of such Selling Investor on any applicable record date to, be present in person or represented by proxy at such meeting or otherwise cause all Covered Shares of such Selling Investor to be counted as present thereat for purposes of establishing a quorum, and shall vote all of such Selling Investor’s Covered Shares at such meeting in accordance with Section 3(c).

(e)          Except for the delivery of the Written Consent expressly contemplated by this Agreement, prior to the Expiration Date, no Selling Investor shall call, seek to call or request the call of any meeting of stockholders of the Company with respect to any matter relating to the Mergers or any other Transaction, or take any action by consent relating to the Mergers or any other Transaction, other than as expressly contemplated by Section 3(c), whether pursuant to the DGCL, the organizational documents of the Company or otherwise.

(f)          Notwithstanding anything to the contrary herein, in no event shall this Section 3 require or be construed so as to require any Selling Investor to vote or cause to be voted (including by written consent) such Selling Investor’s Covered Shares in favor of or against any stockholder vote to approve “parachute payments” (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder) solicited in connection with the Transaction.

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(g)          Notwithstanding anything to the contrary herein, in the event that a vote or consent of the stockholders of the Company is required in order to effect an amendment to the Merger Agreement that reduces the amount or changes the form of consideration payable in respect of each share of Company Capital Stock in the Mergers or otherwise amends the Merger Agreement in a manner adverse to the Selling Investor (any such amendment, an “Adverse Amendment”), the provisions of this Section 3 shall not apply with respect to the Selling Investor’s vote or consent with respect to such Adverse Amendment (and Selling Investor shall not be required to vote or consent to such Adverse Amendment); provided, however, that the term “Adverse Amendments” shall not include the amendments contemplated in Section 3(c)(i)(B).

4.          Voided Acts. Any (i) Transfer (or purported Transfer) in breach of this Agreement or (ii) attempt by any Selling Investor to vote, or express consent or dissent with respect to (or otherwise to utilizing the voting power of), its Covered Shares in contravention of this Agreement shall be null and void ab initio.

5.          Agreement Not to Solicit.  Each Selling Investor agrees that it shall not, and shall cause each of such Selling Investor’s controlled Affiliates not to, and shall instruct such Selling Investor’s and such Selling Investor’s controlled Affiliates’ Representatives not to, directly or indirectly, (a) solicit, initiate seek, or take any other action to facilitate or encourage the making, submission or announcement of any proposal that constitutes, or would be reasonably be expected to lead to, any Competing Proposal, (b) enter into, maintain, continue or participate in any discussions or negotiations with any Person or entity in furtherance of, or furnish to any Person any information or otherwise cooperate in any way with respect to, any Competing Proposal, (c) agree to, approve, endorse, recommend or consummate any Competing Proposal, (d) enter into, or propose to enter into, any Competing Transaction Agreement, or (e) resolve, propose or agree, or authorize or permit any Representative to do any of the foregoing.  Each Selling Investor shall, and each Selling Investor shall cause such Selling Investor’s controlled Affiliates and use such Selling Investor’s reasonable best efforts to cause such Selling Investor’s Representatives to, immediately cease and cause to be terminated any discussions and negotiations with any Person conducted heretofore with respect to any Competing Proposal or proposal that would reasonably be expected to lead to a Competing Proposal.

6.          Commencement or Participation in Actions.  Each Selling Investor hereby agrees not to commence or join in, and to take all reasonable actions necessary to opt out of (if applicable), any Action against the Company and/or its directors and officers (for the avoidance of doubt, participating in the defense of such Action or any Action to enforce the Drag-Along is not prohibited by this Section 6) with respect to, any litigation (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or the exercise of the Drag-Along in connection with the Transactions or (b) alleging a breach of any fiduciary duty of the Company Board or its members or any stockholder of the Company in connection with the Merger Agreement, the Transactions or the transactions contemplated hereby.

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7.         Appraisal Rights or Rights of Dissent.  Each Selling Investor hereby waives, and agrees not to exercise or assert, any appraisal or dissenters’ rights it may have or could potentially have or acquire in connection with the Mergers under Section 262 of the DGCL and otherwise, whether or not such Selling Investor has previously made a written demand upon the Company and otherwise complied with the appraisal rights provisions of the DGCL.

8.         Confidentiality.  Each Selling Investor agrees that, for a period of two years following the Expiration Date, such Selling Investor shall not, and shall cause its Affiliates, directors, officers, employees and agents not to divulge or convey to any third party, any of the Company’s confidential information, other than: (i) any of the Company’s confidential information that is or becomes generally available to the public other than as a result of an act or omission by such Selling Investor or its Affiliate, director, officer, employee or agent, (ii) any information that has been independently developed or conceived by the Selling Investor or its Affiliates, director, officer, employee or agent, (iii) is or has been made known or disclosed to the Selling Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company.  Notwithstanding the foregoing, each Selling Investor shall be permitted to make any such disclosure (a) to its directors, officers, employees and agents who reasonably need to know such information and who agree to keep such information confidential and are made aware of the Selling Investor’s obligations of confidentiality under this Agreement and (b) to the extent requested by a Governmental Authority or required by Law or legal process (in which case the Selling Investor will, to the extent reasonably practicable and legally permissible, provide Parent with advance notice of such required or requested disclosure, shall use commercially reasonable efforts to resist such disclosure, and, at the request of Parent, shall cooperate with Parent to, at Parent’s sole cost and expense, limit or prevent such disclosure).

9.         Directors and Officers.  Each Selling Investor is entering into this Agreement solely in its capacity as a Beneficial Owner of Covered Shares, and in this regard, such Selling Investor shall not be deemed to make any agreement or understanding in this Agreement in such Selling Investor’s capacity as a director or officer of the Company, including with respect to Section 7.02 of the Merger Agreement.  The parties acknowledge and agree that nothing in this Agreement shall (i) restrict in any respect any actions taken by a Selling Investor or its designee who is a director or officer of the Company in his or her capacity as a director or officer of the Company or (ii) be construed to prohibit, limit or restrict the Selling Investor or its designee from exercising its fiduciary duties as a director or officer of the Company.

10.       Irrevocable Proxy.

(a)          Each Selling Investor hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by Parent, and each of them individually, as such Selling Investor’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Selling Investor, to vote such Selling Investor’s Covered Shares, or execute a written consent or grant approval in respect of such Covered Shares, in a manner consistent with this Agreement from the date hereof until the Expiration Date, provided, however, for the avoidance of doubt, that such proxy and voting and related rights are limited to those matters set forth in clauses (b)-(d) of Section 3, and each Selling Investor shall retain at all times the right to vote such Selling Investor’s Covered Shares (or to direct how such Covered Shares shall be voted) in such Selling Investor’s sole discretion and without any other limitation on any matters not connected with the Transactions.  Each Selling Investor understands and acknowledges that Parent has entered into the Merger Agreement in reliance upon such Selling Investor’s execution and delivery of this Agreement.  Each Selling Investor hereby affirms that the irrevocable proxy set forth in this Section 10(a) is given to secure the performance of the duties of such Selling Investor under this Agreement.  Each Selling Investor hereby further affirms that the irrevocable proxy is coupled with an interest sufficient in law and such irrevocable proxy is executed and intended to be irrevocable in accordance with applicable Law and Section 2.09 of the Company’s bylaws until, and shall not be terminated by operation of Law or upon the occurrence of any other event other than, the termination of this Agreement pursuant to Section 19.  Each Selling Investor shall, upon written request by Parent, as promptly as practicable, execute and deliver to Parent a separate written instrument or proxy that embodies the terms of this irrevocable proxy set forth in this Section 10(a).  Each Selling Investor agrees not to grant any proxy that conflicts with or is inconsistent with the proxy granted to Parent in this Agreement.

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(b)          Each Selling Investor hereby revokes (or agrees to cause to be revoked) any proxies that conflict with or are inconsistent with the proxy granted to Parent in this Agreement that such Selling Investor has heretofore granted with respect to the Covered Shares Beneficially Owned by such Selling Investor, other than any such proxy granted to Parent pursuant to the Drag-Along Consent and Voting Agreement.

11.       [Reserved].

12.       Representations and Warranties of Parent. Parent hereby represents and warrants as follows:

(a)       Organization and Qualification. Parent is a legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation.

(b)       Authority; Binding Agreement.  (i) Parent has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, and (ii) the execution and delivery by Parent of this Agreement and the performance of Parent’s obligations and the consummation of the transactions contemplated hereby by Parent have been duly authorized by all necessary action, and no other actions on the part of Parent (or its board of directors or stockholders) are necessary to authorize or adopt this Agreement or to consummate the transactions contemplated by this Agreement.  This Agreement has been duly executed and delivered by Parent, and, assuming this Agreement constitutes a valid and binding obligation of the Selling Investors, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium or similar Laws affecting creditors’ rights generally and subject to the effect of general principles of equity (regardless of whether considered in a proceeding at law or in equity).

(c)          No Conflicts.  None of the execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby does or would reasonably be expected to conflict with or result in a violation or breach of (i) Parent’s certificate of incorporation or bylaws, (ii) any other contract to which Parent is a party or by which Parent may be bound, except for violations, breaches or defaults that, individually or in the aggregate, would not reasonably be expected to in any material respect impair or adversely affect the ability of Parent to perform its obligations under this Agreement, or (iii) any Law applicable to Parent.

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(d)          No Litigation.  There are no Actions pending or, to the knowledge of Parent, threatened against Parent, or any Order to which Parent is subject, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to prevent or materially and adversely impair or otherwise affect the ability of Parent to fully perform its obligations under this Agreement.

13.       Representations and Warranties of the Selling Investors.  Each Selling Investor (severally and not jointly) hereby represents and warrants as follows:

(a)          Organization and Qualification.  If such Selling Investor is not an individual, such Selling Investor is a legal entity duly formed or organized (as applicable), validly existing and in good standing under the Laws of the jurisdiction in which it is formed or organized, as applicable.

(b)          Authority; Binding Agreement.  If such Selling Investor is an individual, he or she has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder and consummate the transactions contemplated hereby.  If such Selling Investor is not an individual, (i) such Selling Investor has all requisite power and authority to execute and deliver this Agreement, to perform such Selling Investor’s obligations hereunder and to consummate the transactions contemplated hereby and (ii) the execution and delivery by such Selling Investor of this Agreement and the performance of such Selling Investor’s obligations and the consummation of the transactions contemplated hereby by such Selling Investor have been duly authorized by all necessary action, and no other actions on the part of such Selling Investor (or its governing body, board of directors, members, partners, stockholders or trustees, as applicable) are necessary to authorize or adopt this Agreement or to consummate the transactions contemplated by this Agreement.  This Agreement has been duly executed and delivered by such Selling Investor, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of such Selling Investor, enforceable against such Selling Investor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium or similar Laws affecting creditors’ rights generally and subject to the effect of general principles of equity (regardless of whether considered in a proceeding at law or in equity).

(c)          No Conflicts.  None of the execution and delivery by such Selling Investor of this Agreement, the performance by such Selling Investor of such Selling Investor’s obligations hereunder or the consummation by such Selling Investor of the transactions contemplated hereby does or would reasonably be expected to conflict with or result in a violation or breach of, or in default under, (i) if such Selling Investor is not an individual, such Selling Investor’s articles or certificate of formation, incorporation or organization, operating agreement, bylaws or comparable organizational documents, as applicable, each in its currently effective form as amended from time to time, (ii) any other contract to which such Selling Investor is a party or by which such Selling Investor may be bound, including any voting agreement or voting trust, or (iii) any Law applicable to such Selling Investor, except, in each case, for violations, breaches or defaults that, individually or in the aggregate, would not reasonably be expected to (x) in any material respect impair or adversely affect the ability of such Selling Investor to perform such Selling Investor’s obligations under this Agreement on a timely basis or (y) prevent or materially delay the consummation of the Transactions.  The execution, delivery and performance by such Selling Investor of this Agreement, and the consummation by such Selling Investor of the transactions contemplated hereby, require no consent or action by or in respect of, or filing with, any Governmental Authority.

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(d)          Ownership of Shares.  Such Selling Investor (i) is the lawful record and Beneficial Owner of the shares of Company Stock set forth opposite such Selling Investor’s name on Schedule 1(b) attached hereto and has, and at all times prior to the Expiration Date will have, the sole power to vote (or cause to be voted), Transfer, or demand or waive any appraisal rights with respect to, such shares of Company Stock, all of which are free and clear of, and not subject to, any Encumbrances (other than those (A) created by this Agreement, (B) applicable to such Selling Investor’s Covered Shares that may exist pursuant to securities Laws or (C) any proxies that are not required by Section 10(b) to be revoked and which do not relate to the Mergers, the Transactions or Competing Proposals) and (ii) as of the date hereof, does not Beneficially Own or have the right to vote (or cause the voting of) any shares of any class of Company Stock or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company other than the shares of Company Stock set forth opposite such Selling Investor’s name on Schedule 1(b) attached hereto.

(e)          [Reserved].

(f)          No Litigation.  As of the date hereof, there are no Actions pending or, to the knowledge of such Selling Investor, threatened against such Selling Investor, or any Order to which such Selling Investor is subject, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to (i) prevent or impair or materially delay the ability of such Selling Investor to fully perform such Selling Investor’s obligations under this Agreement on a timely basis or (ii) prevent or materially delay the consummation of the Transactions.

(g)          No Finder’s Fees.  No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission payable by the Company in connection with this Agreement based upon arrangements made by or on behalf of such Selling Investor in his, her or its capacity as a stockholder of the Company.

14.        Disclosure and Communications.

(a)          Each Selling Investor hereby consents to and authorizes the publication and disclosure of such Selling Investor’s identity and ownership, this Agreement and the nature of such Selling Investor’s commitments, arrangements and understandings pursuant to this Agreement and such other information pertinent to such disclosure, including the filing of this Agreement, by Parent and the Company in the Registration Statement, Consent Solicitation Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Authority in connection with this Agreement, the Merger Agreement or the Transactions, and agrees to reasonably cooperate with Parent in connection with such filings.

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(b)          The Selling Investors shall not issue or make any press release or public announcement related to this Agreement, the Merger Agreement or the Transactions, or any other announcement or communication to the employees, customers or suppliers of the Company or any of its Subsidiaries, in each case without the approval of Parent, unless required by applicable Law; provided, that, each Selling Investor may make public statements that do not contain any information relating to the Transactions that has not been previously announced or made public in accordance with this Agreement or the Merger Agreement so long as no such public statement (i) disparages the Transactions, (ii) encourages other holders of capital stock of the Company to vote against, or withhold their vote or consent on, the Transactions, including the adoption of the Merger Agreement, or (iii) encourages other holders of capital stock of the Company to exercise appraisal rights.

15.        No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.  All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Selling Investor, and, except as otherwise provided herein, Parent shall not have any authority to direct any Selling Investor in the voting or disposition of any Covered Shares.  For the avoidance of doubt, each Selling Investor shall be entitled to any dividends or other distributions declared by the Company Board with respect to such Selling Investor’s Covered Shares having a record date prior to the Effective Time.

16.        [Reserved].

17.        Stop Transfer Instructions.  Each Selling Investor shall not request that the Company register the Transfer (book-entry or otherwise) of any certificated or uncertificated interest representing any of such Selling Investor’s Covered Shares, unless such Transfer is made in compliance with this Agreement.  Each Selling Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Covered Shares on the books of the Company in violation of this Agreement.

18.        [Reserved.]

19.        Termination.  This Agreement, and all rights and obligations of the parties hereunder, shall terminate and shall have no further force or effect upon the termination of the Merger Agreement in accordance with its terms; provided, however, that (i) this Section 19 and Sections 1, 14 and 23 shall survive any termination of the Agreement and (ii) Sections 2, 3, 4, 5, 10 and 17 shall terminate and shall have no further force or effect as of the Expiration Date.  Notwithstanding the foregoing, nothing set forth in this Section 19 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of a Selling Investor, for any intentional breach of this Agreement prior to such termination.

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20.        Transaction Documents.  Each Selling Investor acknowledges that the Merger Agreement and the other Transaction Documents may be amended in accordance with the terms and conditions set forth in the Merger Agreement and the other Transaction Documents.

21.        Waiver.  Each Selling Investor hereby waives any and all notice, information and consent requirements, as well as any right of first refusal, right of first offer, right of first negotiation, right restricting share transfers, redemption right, co-sale right, registration right, preemptive right and other similar rights, that may be applicable to, or triggered by, the Transactions, including the Mergers, the Merger Agreement, the other Transaction Documents and any of the transactions contemplated thereby that are contained in the Company’s organizational documents or any contractual obligation between the Company and such Selling Investor, or under applicable Law.

22.        Release by Selling Investors.

(a)          Effective as of the Effective Time, each Selling Investor, on behalf of himself, herself or itself and each of his, her or its past, present and future controlled Affiliates, parent(s) and subsidiary companies, representatives, and assigns (each, a “Selling Investor Releasing Party” and, collectively, the “Selling Investor Releasing Parties”) hereby absolutely, unconditionally and irrevocably releases, acquits and forever discharges the Company and each of its respective past, present and future controlled Affiliates, parent(s) and subsidiary companies, joint ventures, predecessors, successors and assigns, and their respective past, present and future representatives, investors, equityholders, insurers and indemnitees, firms, corporations, limited liability companies, partnerships, trusts, associations, organizations, stockholders, members, managers, directors, officers, employees, partners, trustees, principals, consultants, contractors, family members, heirs, executors, administrators, predecessors, successors and assigns (collectively the “Selling Investor Released Parties”), of and from any and all manner of action or inaction, cause or causes of action, Actions, Encumbrances, contractual obligations, promises, liabilities or damages (whether for compensatory, special, incidental or punitive damages, equitable relief or otherwise) of any kind or nature whatsoever, past, present or future, at law, in equity or otherwise (including with respect to conduct which is negligent, grossly negligent, willful, intentional, with or without malice, or a breach of any duty, applicable Law or rule), whether known or unknown, whether fixed or contingent, whether concealed or hidden, whether disclosed or undisclosed, whether liquidated or unliquidated, whether foreseeable or unforeseeable, whether anticipated or unanticipated, whether suspected or unsuspected (“Claims”), which such Selling Investor Releasing Parties, or any of them, ever have had or ever in the future may have against the Selling Investor Released Parties, or any of them, in each case, to the extent arising solely as a result of the ownership or purported ownership of any of Company Stock, Company Stock Options or other security or interest of the Company and which, in each case, are based on acts, events or omissions occurring prior to or contemporaneously with the Effective Time (the “Selling Investor Released Claims”); provided, however, that the foregoing release shall not release, impair or diminish, and the term “Selling Investor Released Claims” shall not include, in any respect (i) the Selling Investor’s right pursuant to the Transaction Documents, including the right to receive its respective portion of the Merger Consideration; (ii) any Claims for indemnification, insurance benefits, reimbursement or advancement of expenses in such Selling Investor Releasing Party’s capacity as a director, officer or employee of the Company under the Company’s organizational documents or any indemnification agreement in effect as of the date hereof (or any fiduciary insurance policy maintained by the Company or the Surviving Corporation for the benefit of the Selling Investor, or any indemnification agreements with the Selling Investor or its board designee) with respect to any act, omission, event or transaction occurring prior to or contemporaneously with the Effective Time; or (iii) the rights of any Selling Investor Releasing Party in his or her capacity as an employee of the Company.

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(b)          Each Selling Investor Releasing Party represents and acknowledges that he, she or it has read this release and the Merger Agreement and other Transaction Documents and understands their terms and has been given sufficient opportunity to review this release and the Transaction Documents and to ask questions of the Company’s Representatives. Each Selling Investor Releasing Party further represents that, in signing this release, he, she or it does not rely, and has not relied, on any representation or statement made by any Representative of the Company or any other Person with respect to the subject matter, basis or effect of this release or otherwise, except such express representations and warranties set forth in the Merger Agreement or this Agreement.

(c)          Without limiting the generality of Section 22(a), with respect to the Selling Investor Released Claims, each Selling Investor Releasing Party acknowledges that he, she or it is familiar with Section 1542 of the Civil Code of the State of California (“Section 1542”) and hereby expressly waives all rights under Section 1542 and any similar applicable Law or common law principle in any applicable jurisdiction prohibiting or restricting the waiver of unknown claims.  Section 1542 reads as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

(d)          Notwithstanding the provisions of Section 1542 or any similar applicable Law or common law principle in any applicable jurisdiction, each Selling Investor Releasing Party expressly acknowledges that the foregoing release is intended to include in its effect all Claims within the scope of such release which any Selling Investor Releasing Party does not know or suspect to exist in his, her or its favor against any of the Selling Investor Released Parties (including, without limitation, unknown and contingent Claims), and that the foregoing release expressly contemplates the extinguishment of all such Claims (except to the extent expressly set forth in this Section 22).

23.       Miscellaneous and General.

(a)          Amendments; Waivers, Etc.  This Agreement may not be amended, changed, supplemented or otherwise modified with respect to any Selling Investor, except upon the execution and delivery of a written agreement executed by each of Parent and such Selling Investor.  Any agreement on the part of any party to any waiver or any extension of time for performance shall be valid only if set forth in an instrument in writing signed on behalf of such party.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law or equity, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

11

(b)        Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(c)        Governing Law; WAIVER OF JURY TRIAL.

(i)          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of law provisions or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  All Actions arising out of or relating to this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware ((or in the event, but only in the event, that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware, and, in each case, the appellate court(s) therefrom).  The parties hereto hereby (A) irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware ((or in the event, but only in the event, that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware, and, in each case, the appellate court(s) therefrom) for the purpose of any Action arising out of or relating to this Agreement or the transactions contemplated hereby brought by any party hereto, (B) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above‑named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by the above‑named courts, and (C) agree that such party will not bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware (or in the event, but only in the event, that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware).  Service of process, summons, notice or document to any party’s address and in the manner set forth in Section 23(d) shall be effective service of process for any such action.

12

(ii)          EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS IN THIS SECTION 23(C)(II).

(d)          Notices.  Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient, (ii) when delivered, if delivered personally to the intended recipient, and (iii) one Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to Parent:

Illumina, Inc. 5200 Illumina Way San Diego, California 92122
Attention:	Charles E. Dadswell, Senior Vice President and General Counsel
Telephone:	858-202-4500
Facsimile:	858-202-4545
Email:	CDadswell@illumina.com
legalnotices@illumina.com

with copies to (which shall not constitute notice):

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue

13

New York, NY 10019
Attention:	Faiza J. Saeed, Esq.
Ting S. Chen, Esq.
Email:	fsaeed@cravath.com
tchen@cravath.com

if to a Selling Investor, to such Selling Investor at the address corresponding to such Selling Investor’s name on Schedule 1(b) with copies (which shall not constitute notice) to the Company (in accordance with Section 11.02 of the Merger Agreement) and to its counsel:

Latham & Watkins LLP
355 South Grand Avenue, Suite 100
Los Angeles, California 90071-1560
Attention:	Alex W. Voxman, Esq.
Andrew Clark, Esq.
Email:	alex.voxman@lw.com
andrew.clark@lw.com

Notice may be given to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

(e)          Entire Agreement.  This Agreement (including any Schedules hereto) and the Merger Agreement constitute the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

(f)          Parties in Interest; No Third Party Beneficiaries.  Subject to Section 23(i), and without relieving any party of any obligation hereunder, this Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns. This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g)          Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (i) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

14

(h)        Interpretation.

(i)          The Section headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.  Where a reference in this Agreement is made to a Section or Schedule, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any statute defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes.  Any agreement or instrument defined or referred to herein includes all attachments thereto and instruments incorporated therein.

(ii)          The parties have participated jointly in negotiating and drafting this Agreement.  In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(i)          Assignment.  This Agreement shall not be assignable by operation of law or otherwise without the prior written consent of each of the parties.  Any purported assignment in contravention of the preceding sentence shall be null and void.

(j)          Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the transactions contemplated by this Agreement or the Merger Agreement are consummated.

(k)          Specific Performance.  The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor.  It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof in any court referred to in Section 23(c), without proof of actual damages (and each party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity.  The parties further agree not to assert that a remedy of specific enforcement is an unenforceable, invalid, contrary to applicable Law or inequitable remedy for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that Parent otherwise has an adequate remedy at law.

15

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

ILLUMINA, INC.

By:	/s/ Francis deSouza
	Name:	Francis deSouza
	Title:	President and Chief Executive Officer

[Parent Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

6 Dimensions Capital, L.P. By: 6 Dimensions Capital GP, LLC Its: General Partner

By:	/s/ Leon Chen
	Name:	Leon Chen
	Title:	Director

6 Dimensions Affiliates Fund, L.P. By: 6 Dimensions Capital GP, LLC Its: General Partner

By:	/s/ Leon Chen
	Name:	Leon Chen
	Title:	Director

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Absolute Partners Master Fund Limited

By:	/s/ Henry Li
	Name:	Henry Li
	Title:	Director

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Arch Venture Fund IX Overage, L.P. By: ARCH Venture Partners IX Overage, L.P. Its: General Partner By: ARCH Venture Partners IX, LLC Its: General Partner

By:	/s/ Mark McDonnell
	Name:	Mark McDonnell
	Title:	Managing Director

Arch Venture Fund VIII, L.P. By: ARCH Venture Partners VIII, L.P. Its: General Partner By: ARCH Venture Partners VIII, LLC Its: General Partner

By:	/s/ Mark McDonnell
	Name:	Mark McDonnell
	Title:	Managing Director

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

/s/ Hal Barron
Hal Barron

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Biomatics Capital Partners, L.P.

By:	/s/ Boris Nikolic
	Name:	Boris Nikolic
	Title:	Managing Director

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

/s/ Hans Bishop
Hans Bishop

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Bristol-Myers Squibb Company

By:	s/ David Elkins
	Name:	David Elkins
	Title:	Executive Vice President & CFO

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

/s/ Brook Byers
Brook Byers

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Celgene Switzerland LLC

By:	s/ David Elkins
	Name:	David Elkins
	Title:	Executive Vice President & CFO

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Creekstone Investment, LLC

By:	/s/ Paul dauber
	Name:	Paul Dauber
	Title:	Manager

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Decheng Capital China Life Sciences USD Fund I, L.P. By its General Partner, Decheng Capital China Management I (Cayman)

By:	/s/ Xiangmin Cui
	Name:	Xiangmin Cui
	Title:	Managing Director

Decheng Capital China Life Sciences USD Fund II, L.P. (as stockholder, and as Proxyholder for Denlux Diagnostics Invest Inc. and Denlux Capital Inc.)

By its General Partner,
Decheng Capital China Management II (Cayman)

By:	/s/ Xiangmin Cui
	Name:	Xiangmin Cui
	Title:	Managing Director

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Deepbay Holdings Ltd.

By:	/s/ Alexander West
	Name:	Alexander West
	Title:	Director

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Denlux Capital Inc.

By:	/s/ Xiangmin Cui
	Name:	Xiangmin Cui
	Title:	Managing Director

Denlux Diagnostics Invest Inc.

By:	/s/ Xiangmin Cui
	Name:	Xiangmin Cui
	Title:	Managing Director

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

The Duane Family Trust

By:	/s/ Cathy Friedman
	Name:	Cathy Friedman
	Title:	Trustee

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Explore Investments LLC

By:	/s/ Paul Dauber
	Name:	Paul Dauber
	Title:	Manager

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

/s/ Kaye Foster
Kaye Foster

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

/s/ Cathy Friedman
Cathy Friedman

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

/s/ Maykin Ho
Maykin Ho

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Huber Family QTIP Trust U/A/D 09/19/2012

By:	/s/ Jeff Huber
	Name:	Jeff Huber
	Title:	Manager

Huber Vossough 2020 GRAT U/A/D 08/18//2020

By:	/s/ Jeff Huber
	Name:	Jeff Huber
	Title:	Manager

Maywood Trust U/A/D 09/19/2012

By:	/s/ Jeff Huber
	Name:	Jeff Huber
	Title:	Manager

The Jeffrey T. Huber 2018 Grantor Retained Annuity Trust U/A/D 3/12/2018

By:	/s/ Jeff Huber
	Name:	Jeff Huber
	Title:	Manager

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Illumina, Inc.

By:	/s/ Francis deSouza
	Name:	Francis deSouza
	Title:	President & CEO

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Johnson & Johnson UK Treasury Company Limited

By:	/s/ Luc Freyne
	Name:	Luc Freyne
	Title:	Director

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

/s/ Kwan Chee Chan
Kwan Chee Chan

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Madrone Opportunity Fund, L.P. By: Madrone Capital Partners, LLC Its: General Partner

By:	/s/ Greg Penner
	Name:	Greg Penner
	Title:	Manager

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Merck Sharp & Dohme Corp.

By:	/s/ Benjamin Thorner
	Name:	Benjamin Thorner
	Title:	SVP & Head of BD&L, MRL

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Milky Way Investments Group Limited

By:	/s/ Despoina Zinonos
	Name:	Despoina Zinonos
	Title:	President

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Rainbow Horizon Limited

By:	/s/ Jackson Law
	Name:	Jackson Law
	Title:	Managing Partner

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

/s/ William Rastetter
William Rastetter

The Rastetter Family Trust DTD Sept. 2, 2010, William and Marisa Rastetter, Trustees

By:	/s/ William Rastetter
	Name:	William Rastetter
	Title:	Trustee

By:	/s/ Marisa Rastetter
	Name:	Marisa Rastetter
	Title:	Trustee

The Investment 2002 Trust dated November 11, 2002

By:	/s/ William Rastetter
	Name:	William Rastetter
	Title:	Chairman, Neurocrine

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Sutter Hill Associates, LLC, a California limited liability company

By:	/s/ Jeff Bird
	Name:	Jeff Bird
	Title:	Managing Director, Sutter Hill Ventures

Sutter Hill Ventures, a California Limited Partnership

By:	/s/ Jeff Bird
	Name:	Jeff Bird
	Title:	Managing Director, Sutter Hill Ventures

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

/s/ Wai Kwun Rossa Chiu
Wai Kwun Rossa Chiu

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Waycross Ventures, LLC

By:	/s/ Brook Byers
	Name:	Brook Byers
	Title:	Managing Partner

Schedule 1(b)

[Selling Investor Signature Page to Selling Investor Support Agreement]

Schedule 1(b)

Selling Investor	Class A Common Stock	Class B Common Stock	Series A Preferred Stock	Series B Preferred Stock	Series C Preferred Stock	Series D Preferred Stock	Restricted Stock Units	Company Stock Options

Exhibit A

[Form of] Written Consent